UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 4, 2020

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on January 23, 2020, Mr. Allen J. Klingsick, Senior Vice President and Chief Accounting Officer of Hilton Grand Vacations Inc. (the “Company”), informed the Company that he will be resigning effective on or about March 10, 2020 to pursue other opportunities. In light of Mr. Klingsick’s resignation, on March 4, 2020, the board of directors of the Company appointed Mr. Daniel J. Mathewes, the Company’s Executive Vice President and Chief Financial Officer, to serve as the interim Chief Accounting Officer and the Company’s principal accounting officer, effective immediately upon Mr. Klingsick’s departure from the Company on March 10, 2020. Mr. Mathewes’ appointment as the interim Chief Accounting Officer will automatically terminate upon the appointment of a permanent Chief Accounting Officer. The Company has begun and is continuing its nationwide executive search for a new Chief Accounting Officer.

Mr. Mathewes’ biographical information is set forth in the Company’s Proxy Statement for the 2019 Annual Meeting of the Stockholders, as filed with the Securities and Exchange Commission on March 27, 2019, and such information is incorporated herein by reference. No family relationships exist between Mr. Mathewes and any of the Company’s directors or other executive officers. There are no arrangements between Mr. Mathewes and any other person pursuant to which Mr. Mathewes was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Mr. Mathewes has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Mathewes will not receive any adjustment to his salary or any additional compensation in connection with his appointment as the interim Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: March 10, 2020